UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)       June 1, 2005
                                                       -------------------------

                        Parametric Technology Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-18059                                          04-2866152
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

             140 Kendrick Street
           Needham, Massachusetts                          02494-2714
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (781) 370-5000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |X| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

As disclosed in connection with Parametric Technology Corporation's earnings release and in its Form 10-Q for the second quarter ended April 2, 2005, PTC was evaluating whether to adopt Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (SFAS No. 123R), which requires companies to expense costs related to share-based payments to employees, early in the fourth quarter of fiscal 2005 as it had originally intended or, as permitted by then recently announced SEC rules, to wait until the first quarter of fiscal 2006.

PTC has decided to adopt SFAS No. 123R in the fourth quarter of fiscal 2005 and will begin to expense equity compensation in the fourth quarter of fiscal 2005, which begins July 3, 2005.

Also, as previously announced, in connection with adoption of SFAS No. 123R, PTC expects to undertake and complete the employee stock option exchange approved by the stockholders at the 2005 Annual Meeting in the fourth quarter of fiscal 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Parametric Technology Corporation



Date: June 1, 2005                      By: /s/Cornelius F. Moses, III
                                            ------------------------------------
                                            Cornelius F. Moses, III
                                            Executive Vice President and
                                            Chief Financial Officer